ACCOUNTS PAYABLE	12 Months Ended
Dec. 31, 2025
Trade and other payables [abstract]
ACCOUNTS PAYABLE	ACCOUNTS PAYABLE
21.1Accounting policies
The amounts are initially recognized at fair value and subsequently increased, when applicable, by the related charges and by monetary and foreign exchange variations.
21.2Breakdown of accounts payable

	December 31,
Description	2025	2024

Accounts payable	4,258,897	4,624,784
Accounts payable – Notes	494,293	511,389
Accounts payable – Convertible to equity	—	173,448
Lessors – GUC – Chapter 11	1,851,421	—
Breakage – GUC – Chapter 11	(1,724,867)	—
	4,879,744	5,309,621

Current	3,931,201	4,147,225
Non-current	948,543	1,162,396
21.3Restructuring
21.3.1Extrajudicial

During the first quarter of 2025, the Company made significant progress in restructuring its obligations to suppliers, which included:

•Elimination of share issuance obligations in exchange for 2,312,402 new preferred shares in a single issuance;

•Exchange of the Notes 2030 for new unsecured notes due in 2032 and an option to incorporate interest into the principal (“PIK”); and

•Definitive and binding agreements with deferrals of balances.

21.3.2Judicial
The Company renegotiated several lease agreements and supplier arrangements directly with the counterparties as part of the Chapter 11 process. Following the formal approval of the Plan, and based on the best expectations and information available, there was a reduction in the amounts of R$193,435 and R$181,893, respectively.

As of December 31, 2025, based on the best expectations and information available, the net balance of “Lessors – GUC – Chapter 11” and “Breakage – GUC – Chapter 11” reflects the obligations assumed under the agreement with the UCC (Unsecured Creditors' Committee), totaling US$23 million, which provides for payments either in cash or participation in the GUC Trust, in addition to the other benefits established in the Plan.